UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2016

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 150 South Wacker Drive, Suite 800, Chicago, IL 60606__

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 205-5050

____ ____

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 2, 2016, Golub Capital BDC, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 51,300,193 shares of common stock outstanding on the record date, December 10, 2015. The final voting results from the Annual Meeting were as follows:

Proposal 1. To elect two Class III directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualified.

Name	Votes For	Votes Against	Abstain	Broker Non-Vote
Lawrence E. Golub	24,056,562	65,846	40,397	18,083,910
William M. Webster IV	22,514,838	1,595,183	52,784	18,083,910

Proposal 2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2016.

Votes for	Votes Against	Abstain
42,143,412	56,056	47,247

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: February 5, 2016	By:	/s/ Ross A. Teune
	Name:	Ross A. Teune
	Title:	Chief Financial Officer

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